UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2022

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 Donley Drive, Suite 100, Austin, Texas		78758
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2022, Astrotech Corporation (the “Company”) appointed Jaime Hinojosa, 40, as Chief Financial Officer, Treasurer and Secretary of the Company, effective as of April 15, 2022. Mr. Hinojosa will perform the functions of the Company’s principal financial officer. The Board of Directors of the Company has not yet determined the compensation payable to Mr. Hinojosa in connection with the commencement of his new roles as Chief Financial Officer, Treasurer and Secretary of the Company. The Company will file an amendment to this current report on Form 8-K within four business days of such determination.

Mr. Hinojosa joined Astrotech in 2015 and has served as the Company’s Corporate Controller since 2019. His previous roles with the Company include Director of Finance from 2017 to 2019 and Assistant Controller from 2015 to 2017. Prior to joining Astrotech, Mr. Hinojosa worked as an Accounting Manager for O’Reilly Auto Parts (NASDAQ: ORLY) from 2010 to 2015 and gained public accounting experience as an Audit Manager at Burton McCumber & Cortez, LLP from 2005 to 2010. Mr. Hinojosa is a Certified Public Accountant and brings significant finance and public accounting knowledge to the Company.

There are no relationships between Mr. Hinojosa and the Company or any of its subsidiaries that would require disclosure pursuant to Item 401(d) or Item 404(a) of Regulation S-K.

On March 31, 2022, Eric Stober informed the Company of his resignation from his positions as the Company’s Secretary, Treasurer and Chief Financial Officer, effective April 15, 2022. Mr. Stober’s resignation is not in connection with any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

By:	/s/ Thomas B. Pickens III

Name:	Thomas B. Pickens III
Title:	Chairman of the Board and Chief
Executive Officer

Date: April 6, 2022